Supplement dated January 13, 2010, to the Wells Fargo Advantage Funds® prospectuses below, dated on or after February 1, 2009, as previously supplemented, as the case may be.

Wells Fargo Advantage Variable Trust Funds

VT Asset Allocation Fund

VT C&B Large Cap Value Fund

VT Equity Income Fund

VT International Core Fund

VT Large Company Core Fund

VT Large Company Growth Fund

VT Small/Mid Cap Value Fund

I.  Reorganizations and Meeting of Shareholders

The Wells Fargo Variable Trust Board of Trustees (the “Board”) has unanimously approved the reorganizations of the specified funds (“Target Funds”) listed in the table below into certain existing Wells Fargo Advantage Funds (“Acquiring Funds”) also listed in the table. The reorganizations were proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.

Target Fund	Acquiring Fund	Portfolio Management Team of Acquiring Fund
Wells Fargo Advantage VT Large Company Growth Fund	Wells Fargo Advantage VT Omega Growth Fund*	Aziz Hamzaogullari, Wells Capital Management
Wells Fargo Advantage VT Large Company Core Fund	Wells Fargo Advantage VT Core Equity Fund*	Walter McCormick, Emory Sanders, Wells Capital Management
Wells Fargo Advantage VT C&B Large Cap Value Fund	Wells Fargo Advantage VT Intrinsic Value Fund*	Howard Gleicher, Gary Lisenbee, David Graham, Jeffrey Peck, Metropolitan West Capital Management
Wells Fargo Advantage VT Equity Income Fund	Wells Fargo Advantage VT Intrinsic Value Fund*	Howard Gleicher, Gary Lisenbee, David Graham, Jeffrey Peck, Metropolitan West Capital Management

*This Fund will be newly created in order to receive the assets of the Target Fund upon completion of the reorganization.

            Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Funds at special meetings of the shareholders expected to be held in June, 2010.  In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Acquiring Fund will receive all of the assets and assume all of the liabilities of the Target Fund, and Target Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund.  Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.  Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

            Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010.  Prior to each reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the fund prospectuses.

            No shareholder action is necessary at this time. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in April. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

II. Fund Name Changes

The Board also unanimously approved name changes for certain existing Wells Fargo Advantage Funds, as shown in the table below.   Shareholder approval is not required for these changes.

Target Fund	Acquiring Fund
Wells Fargo Advantage VT Small/Mid Cap Value Fund*	Wells Fargo Advantage VT Small Cap Value Fund
Wells Fargo Advantage VT International Core Fund**	Wells Fargo Advantage VT International Equity Fund
Wells Fargo Advantage VT Asset Allocation Fund	Wells Fargo Advantage VT Index Asset Allocation Fund

*At the time of the name change, it is expected that the Fund will make certain changes to its investment objective and strategies.

**At the time of the name change, it is expected that the Fund will make certain changes to its principal investments.

Changes in Principal Investment Policy for VT Small/Mid Cap Value Fund – Effective May 1, 2010

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Pursuant to the Fund’s prospectus, the Fund’s investment policy, with respect to “80% of the Fund’s assets” (as defined in the prospectus), is as follows:

            “Under normal circumstances, we invest:

-- at least 80% of the Fund’s net assets in equity securities of small- and medium capitalization companies; and

-- up to 30% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.”

In connection with the approval of the change in the Fund’s name from VT Small/Mid Cap Value Fund to VT Small Cap Value Fund, the Board also approved changing the Fund’s current investment policy from the above to the following:

            “Under normal circumstances, we invest:

-- at least 80% of the Fund’s net assets in equity securities of small-capitalization companies; and

-- up to 30% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.”

The foregoing is not a solicitation of any proxy.  For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-222-8222 or visit www.wellsfargo.com/advantagefunds.  The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website www.sec.gov. Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

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